EXHIBIT 10.2
Executed Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement ("Agreement") dated as of August 13, 2018 ("Effective Date"), is among Alta Mesa Holdings, LP, a Texas limited partnership ("Borrower"), the Lenders (as defined below), Wells Fargo Bank, National Association, as administrative agent for the Lenders (as defined below) (in such capacity, the "Administrative Agent"), and as issuing lender (in such capacity, the "Issuing Lender").

RECITALS

A.The Borrower is party to that certain Eighth Amended and Restated Credit Agreement dated as of February 9, 2018, among the Borrower, the lenders party thereto from time to time (the "Lenders"), the Administrative Agent and the Issuing Lender, as heretofore amended (as so amended, the "Credit Agreement").

B.The parties hereto agree to, subject to the terms and conditions set forth herein, amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Lenders, the Issuing Lender and the Administrative Agent hereby agree as follows:
Section 1.Defined Terms; Interpretation. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, as amended by this Agreement, unless expressly provided to the contrary. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Article, Section, subsection and Exhibit references herein are to such Articles, Sections, subsections and Exhibits of this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 2.Amendments to Credit Agreement.

(a)Section 1.01 of the Credit Agreement (Certain Defined Terms) is hereby amended by (i) deleting the definition of “Excess Cash Flow” in its entirety, and (ii) adding the following new defined term to appear in alphabetical order therein:

“Restricted Payment Leverage Ratio” means, for purposes of determining whether a Restricted Payment is permitted under Section 6.05 in any Payment Period following a Subject Quarter, the ratio of (a) all Debt (other than obligations under Hedge Contracts) of the Borrower and its Restricted Subsidiaries as of the date such Restricted Payment is made (including the Debt, if any, incurred to make such Restricted Payment) to (b) Adjusted EBITDAX for such Subject Quarter.

(b)Section 6.05 of the Credit Agreement (Restricted Payments) is hereby amended by replacing clause (b) therein in its entirety with the following:

“(b)    if the Borrower has delivered the required financial statements, Compliance Certificate and other items required under Section 5.06(a) or (b) for a fiscal quarter end (the "Subject Quarter"), commencing with the fiscal quarter ending June 30, 2018, the Borrower may make cash Restricted Payments in the period from the time such last item is delivered to the date the Borrower is required to deliver financial statements, Compliance Certificate and other items under Section 5.06(a) or (b) for the subsequent fiscal quarter end (the “Payment Period”) so long as: (i) the aggregate amount of Restricted Payments (including such Restricted Payment, and for the avoidance of doubt, including the Restricted Payments permitted in the following proviso) made in any fiscal year and permitted under this clause (b) shall not exceed $75,000,000 in the aggregate, (ii) both before and after giving effect to the making of such Restricted Payment, no Default has occurred and is continuing, (iii) subject to the following proviso, both before and after giving effect to the making of such Restricted Payment, the Restricted Payment Leverage Ratio shall be less than 3.00 to 1.00, and (iv) both before and after giving effect to the making of such Restricted Payment, the aggregate Unused Commitment Amounts are equal to or greater than 20% of the aggregate Commitments; provided however, the Borrower may make cash Restricted Payments in the Payment Period immediately following the Subject Quarter ended June 30, 2018 in an aggregate amount up to $25,000,000 so long as (x) before and after giving effect to the making of such Restricted Payment, the Restricted Payment Leverage Ratio shall be less than 3.50 to 1.00, and (y) all other conditions in the preceding clauses (i), (ii) and (iv) have been met as to such Restricted Payment; ”

(c)Exhibit B - Form of Compliance Certificate attached to the Credit Agreement is hereby replaced in its entirety with Exhibit B - Form of Compliance Certificate attached hereto.

Section 3.Representations and Warranties. Each Loan Party represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date; (b) before and after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate or limited liability company power and authority of such Loan Party, as applicable, and have been duly authorized by appropriate corporate or limited liability company action and proceedings, as applicable; (d) this Agreement constitutes the legal, valid, and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

Section 4.Conditions to Effectiveness. This Agreement and the amendments provided herein shall become effective and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)Administrative Agent shall have received multiple original counterparts, as requested by Administrative Agent, of this Agreement, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors and the Majority Lenders, and

(b)Borrower shall have paid all fees and expenses of the Administrative Agent's outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date.

Section 5.Effect on Loan Documents; Acknowledgments; Agreements.

(a)The Borrower and each Guarantor acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and the Borrower and each Guarantor hereby waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender, or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)Each of the Borrower, the Administrative Agent, the Issuing Lender, and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, and all other Loan Documents are and remain in full force and effect, and the Borrower acknowledges and agrees that its liabilities under the Credit Agreement, as amended hereby, and the other Loan Documents are not impaired in any respect by this Agreement.

(d)From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended prior hereto as described in the recitals, and by this Agreement.

(e)This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 6.Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its respective Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in such Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under its respective Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 7.Reaffirmation of Security Documents. Each Loan Party (a) represents and warrants that it has no defenses to the enforceability of any Security Instrument, (b) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument, and agrees that each such Security Instrument will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (c) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid and subsisting and create a security interest to secure the Obligations.

Section 8.Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile or email (i.e., PDF) signature and all such signatures shall be effective as originals.

Section 9.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, Holdings, the Lenders, the Issuing Lender, and the Administrative Agent and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10.Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 11.Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

Section 12.WAIVER OF JURY TRIAL. EACH LOAN PARTY, THE LENDERS, THE ISSUING LENDER AND THE ADMINISTRATIVE AGENT EACH HEREBY ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY AND IT HAS CONSULTED WITH COUNSEL OF ITS CHOICE, AND EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 13.Entire Agreement. This AGREEMENT, the Credit Agreement, as amended by This AGREEMENT, the Notes, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.
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Execution Version

EXECUTED effective as of the date first above written.

BORROWER:

ALTA MESA HOLDINGS, LP
By: Alta Mesa Holdings GP, LLC,
its general partner

By:/s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer

GUARANTORS:

ALTA MESA HOLDINGS GP, LLC

By:/s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer

ALTA MESA FINANCE SERVICES CORP.

By:/s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer

OEM GP, LLC

By:/s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer

ALTA MESA SERVICES, LP
OKLAHOMA ENERGY ACQUISITIONS, LP
Each By: OEM GP, LLC, its general partner

By:/s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer

Signature Page to
Amendment No. 2 to Credit Agreement
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#5761373

ADMINISTRATIVE AGENT/ ISSUING LENDER/ EXISTING LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender, and Lender

By:/s/ Michael Real
Michael Real
Director

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Amendment No. 2 to Credit Agreement
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EXISTING LENDERS:

TORONTO DOMINION (NEW YORK) LLC

By: /s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

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Amendment No. 2 to Credit Agreement
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ING CAPITAL LLC

By: /s/ Josh Strong
Name: Josh Strong
Title: Director

By: /s/ Scott Lamoreaux
Name: Scott Lamoreaux
Title: Director

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CITIBANK, N.A.

By: /s/ William McNeely
Name: William McNeely
Title: Senior Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Michael Higgins
Name: Michael Higgins
Title: Managing Director

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BOKF, NA dba Bank of Texas

By: /s/ Martin W. Wilson
Name: Martin W. Wilson
Title: Senior Vice President

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NATIXIS

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MORGAN STANLEY BANK, N.A.

By: /s/ Jake Dowden
Name: Jake Dowden
Title: Authorized Signatory

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MORGAN STANLEY SENIOR FUNDING, INC.

By: /s/ Jake Dowden
Name: Jake Dowden
Title: Vice President

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BARCLAYS BANK PLC

By: /s/ Sydney Dennis
Name: Sydney Dennis
Title: Director

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